UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):    December 19, 2007
                                                 -------------------------------


                          Quest Minerals & Mining Corp.
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             (Exact name of registrant as specified in its charter)


            Utah                      000-32131                 87-0429950
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(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)           Identification No.)


      18B East 5th Street, Paterson, NJ                           07524
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      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (973) 684-0075
                                                   -----------------------------


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     (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws:
            Change in Fiscal Year.

         On December 19. 2007, our wholly owned subsidiary Quest Minerals & Mining, Ltd, a Nevada corporation filed a Certificate of Amendment to Certificate of Designation pursuant to NRS 78.1955 previously submitted to the Board of Directors and the holders of the Series A Preferred Stock (the "Amendment") to provide for a reduced conversion price and to clarify that such Series A Preferred Stock is convertible into the our common stock as more specifically set forth below:

         "(1) Each share of Series A Preferred Stock shall be convertible at any time into a shares of common stock, par value, $.001 per share of Quest Mineral & Mining Corp., a Utah corporation (the "Parent Common Stock") as determined by multiplying each share of Series A Preferred Stock by a fraction: the numerator of which is $3.00 and the denominator is equal to the greater of (i) 0.001 or
(ii) 40% of closing price per share of the Parent Common Stock on the OTC Bulletin Board or on such subsequent market on which the shares of Parent Common Stock are then listed or quoted."

         The Amendments were unanimously approved by our board of directors, the board of directors of Quest Minerals and Mining, Ltd. and all holders of Series A Preferred Stock of Quest Minerals & Mining Ltd.


Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

         (a)      Financial Statements of Businesses Acquired.
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                  Not applicable.

         (b)      Pro Forma Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits.
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                  Exhibit
                  Number      Description
                  ------      -----------------------------------------------
                  3.1         Cetificate of Amendment to Certificate of
                              Designation of Class A Preferred Stock of Quest
                              Minerals & Mining Ltd. filed with the Nevada
                              Secretary of State of December 19, 2007.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       QUEST MINERALS & MINING CORP.
                                       (Registrant)


Date:  December 19, 2007               By: /s/ Eugene Chiaramonte, Jr.
                                           -------------------------------------
                                           Eugene Chiaramonte, Jr., President


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